UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

DISRUPTIVE ACQUISITION CORPORATION I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40279	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11501 Rock Rose Avenue, Suite 200 Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 424-205-6858

1925 Century Park East, Suite 1700, Los Angeles, California 90067
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	DISA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DISAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	DISAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Disruptive Acquisition Corporation I (the “Company”) is filing this Amendment No. 2 on Form 8-K/A (this “Amendment No. 2”) to amend and restate the Company’s audited balance sheet as of March 26, 2021 (the “IPO Closing Date Balance Sheet”), which had been filed with the Company’s Current Report on Form 8-K originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2021 (the “Original 8-K”) and which was subsequently amended and restated with Amendment No. 1 on Form 8-K/A filed with the SEC on May 27, 2021 (“Amendment No. 1”).

With this Amendment No. 2, the Company is restating the IPO Closing Date Balance Sheet to reflect the classification of the portion of the Company’s Class A ordinary shares subject to redemption (the “Class A Ordinary Shares”) as temporary equity in accordance with ASC 480-10-S99 because such shares can be redeemed or become redeemable subject to the occurrence of events outside the Company’s sole control. The Company had previously classified the Class A Ordinary Shares as permanent equity. As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2021, the Audit Committee of the Board of Directors of the Company on November 15, 2021 concluded, after discussion with the Company’s management, that the IPO Closing Date Balance Sheet filed as Exhibit 99.1 to Amendment No. 1 should no longer be relied upon due to the aforementioned changes required to reclassify the Class A Ordinary Shares as temporary equity. Members of the Audit Committee of the Board of Directors of the Company discussed with independent accountants and are in agreement with the matters as disclosed in this Amendment No. 2. The correction of the aforementioned error of the accounting for the Class A Ordinary Shares is reflected in Exhibit 99.1 included with this Amendment No. 2.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021, the Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account. The Company’s controls over financial reporting did not provide for the proper classification of certain of the Company’s warrants and the Class A Ordinary Shares within the Company’s financial statements. Due to the impact of these two errors in our financial statements, the Company determined that a material weakness exists in its internal control over financial reporting.

Except as described above, this Amendment No. 2 does not amend, update or change any other disclosures in the Original 8-K. In addition, the information contained in this Amendment No. 2 does not reflect events occurring after the filing of the Original 8-K and does not modify or update the disclosures therein, except as specifically identified above. Among other things, forward-looking statements made in the Original 8-K, as amended, have not been revised to reflect events, results or developments that occurred or facts that became known to the Company after the date of the Original 8-K, other than as described herein, and such forward-looking statements should be read in conjunction with the Company’s filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Audited Balance Sheet as of March 26, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021

DISRUPTIVE ACQUISITION CORPORATION I

By:	/s/ Phillip C. Caputo
Phillip C. Caputo
Chief Financial Officer